Exhibit 10.2

Execution Version

NEW BORROWER JOINDER AND ASSUMPTION AGREEMENT

This New Borrower Joinder and Assumption Agreement (this “Agreement”) dated January 25, 2019 is made by EnLink Midstream, LLC, a Delaware limited liability company (the “New Borrower”), and EnLink Midstream Partners, LP, a Delaware limited partnership (the “Initial Borrower”), in favor of (a) Bank of America, N.A., as administrative agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”) for the Lenders (as defined below) and (b) the Lenders from time to time parties to the Credit Agreement described and defined below.

WHEREAS, the Initial Borrower entered into the Term Loan Agreement dated December 11, 2018 (the “Credit Agreement”) with the Lenders and the Administrative Agent.  Terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement;

WHEREAS, in accordance with Section 6.15 of the Credit Agreement, the Initial Borrower and New Borrower provided written notice to the Administrative Agent by that certain Notice of Intent to Assume Term Loan dated January 3, 2019, of the Initial Borrower’s and New Borrower’s election for (i) New Borrower to replace Initial Borrower as “Borrower” under the Credit Agreement and (ii) Initial Borrower to provide a Guaranty Agreement and become a “Guarantor” of the Obligations, in each case, in all respects under the Credit Agreement and the other Loan Documents upon the consummation of the Simplification Transaction; and

WHEREAS, the New Borrower has agreed to assume the obligations as the “Borrower” under the Credit Agreement and other Loan Documents, substantially simultaneously with the effectiveness of the Simplification Transaction and, in order to confirm its assumption of the obligations as the “Borrower” under the Credit Agreement and the other Loan Documents, New Borrower has agreed to execute and deliver this Agreement.

NOW, THEREFORE, IT IS AGREED:

SECTION 1.         Assumption of Borrower Obligations.  The New Borrower, as contemplated by Section 6.15 of the Credit Agreement, hereby confirms that it assumes (a) each and every one of the covenants, promises, agreements, terms, obligations (including the obligations of the Initial Borrower as the “Borrower” under the Notes), duties and liabilities of the Borrower under the Credit Agreement and the other Loan Documents applicable to it as the Borrower and (b) all liability of the Initial Borrower related to each representation, warranty, covenant and obligation made by the Borrower in the Credit Agreement or any other Loan Document, in each case effective as of immediately after the effective time of the Simplification Transaction (such time, the “Assumption Time”), as applicable.  Without limiting the generality of the foregoing, the New Borrower hereby expressly (i) assumes, and hereby agrees to perform and observe and be bound by, each and every one of the covenants, promises, agreements, terms, obligations, duties and liabilities of the Borrower under the Credit Agreement and each other Loan Document applicable to it as the Borrower and (ii) accepts and assumes all liability of the Initial Borrower related to each representation, warranty, covenant and obligation made by the Borrower in the Credit Agreement or any other Loan Document. The undersigned acknowledge that, effective as of the Assumption Time, all references to the term “Borrower” in the Credit Agreement or in any other Loan Document or in any document or instrument to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to the New Borrower and not to the Initial Borrower.

SECTION 2.         Effect on Loan Documents.  Except as modified herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

SECTION 3.         GOVERNING_ LAW.  THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 4.         Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Agreement.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5.         ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

NEW BORROWER:

ENLINK MIDSTREAM, LLC

By: EnLink Midstream Manager, LLC, its Managing Member

By:	/s/ Eric D. Batchelder
Name:	Eric D. Batchelder
Title:	Executive Vice President and Chief Financial Officer

INITIAL BORROWER:

ENLINK MIDSTREAM PARTNERS, LP

By: EnLink Midstream GP, LLC, its General Partner

By:	/s/ Eric D. Batchelder
Name:	Eric D. Batchelder
Title:	Executive Vice President and Chief Financial Officer

Acknowledged and agreed to as of the date first above written:

BANK OF AMERICA, N.A., as administrative agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

Signature Page to New Borrower Joinder and Assumption Agreement